Summary of Significant Accounting Policies	12 Months Ended
Jun. 30, 2019
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 1. Summary of Significant Accounting Policies

Corporate Information

The consolidated financial report of Immuron Limited ("the Company") for the year ended June 30, 2019, 2018 and 2017 was authorized for issue in accordance with a resolution of the Directors on October 25, 2019.

Immuron Limited is a listed public company limited by shares incorporated and domiciled in Australia whose shares are publicly traded on the Australian Securities Exchange (ASX) and The NASDAQ Capital Market ("NASDAQ").

The Group's principal activity is oral immunotherapy research and development and product sales focused on bovine-colostrum enriched with antibodies of choice for the treatment and prevention of a range of infectious and immune modulated diseases. Product sales comprise Travelan and Protectyn, used for the prevention of travelers' diarrhea.

(a)	Basis of preparation

The financial report is a general-purpose financial report, which has been prepared in accordance with the requirements of International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board ("IASB"), required for a for-profit entity.

The financial report has been prepared on an accrual basis and is based primarily on historical costs. The financial report is presented in Australian dollars, which is the Company's functional and presentation currency. All values are rounded to the nearest dollar unless otherwise stated.

Management is required to make judgements, estimates and assumptions about carrying values of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstance, the results of which form the basis of making the judgements. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

Accounting policies are selected and applied in a manner which ensures that the resulting financial information satisfies the concepts of relevance and reliability, thereby ensuring that the substance of the underlying transactions or other events is reported.

(ii)	Historical cost convention

The financial statements have been prepared on a historical cost basis.

(iii)	New and amended standards adopted by the group

The consolidated entity has adopted all of the new, revised or amending Accounting Standards and Interpretations issued by the IASB that are mandatory for the current reporting period. The adoption of these Accounting Standards and Interpretations did not have any significant impact on the financial performance or position of the consolidated entity.

The group has applied the following standards and amendments for the first time for the annual reporting period commencing 1 July 2018:

●	IFRS 9 Financial Instruments
●	IFRS 15 Revenue from Contracts with Customers; and
●	IFRS 2 Amendments to Share-based Payment.

The group has changed its accounting policies without making retrospective adjustments following the adoption of IFRS 9 and IFRS 15 as discussed in this note 1. Most of the other amendments listed above did not have any impact on the amounts recognized in prior periods and are not expected to significantly affect the current or future periods.

(iv)	New standards and interpretations not yet adopted

Certain new accounting standards and interpretations have been published that are not mandatory for June 30, 2019 reporting periods and have not been early adopted by the Group. The Group's assessment of the impact of these new standards and interpretations is set out below.

Title of standard	IFRS 16 Leases
Impact

The group has reviewed all leasing arrangements in light of the new lease accounting rules in IFRS 16. The standard will affect the accounting for the group's operating leases.

As at the reporting date, the group has non-cancellable operating lease commitments of $104,851, see note 13.

The group expects to recognize right-of-use assets of approximately $96,824 on July 1, 2019 and lease liabilities of $98,302 (after adjustments for prepayments and accrued lease payments recognized as at June 30, 2019). Overall net assets will be approximately $1,479 lower, and net current assets will be $56,913 lower due to the presentation of a portion of the liability as a current liability.

The group expects that net profit after tax will decrease by approximately $1,532 for the year ended June 30, 2020 as a result of adopting the new rules.

Operating cash flows will increase and financing cash flows decrease by approximately $41,389 as repayment of the principal portion of the lease liabilities will be classified as cash flows from financing activities.

The group does not act in the capacity as a lessor and hence the group does not expect any lessor impact on the financial statements.

Mandatory application date/ Date of adoption by group

The group will apply the standard from its mandatory adoption date of July 1, 2019.

The group intends to apply the modified retrospective transition approach and will not restate comparative amounts for the year prior to first adoption. Right-of-use assets will be measured at the amount of the lease liability on adoption (adjusted for any prepaid or accrued lease expenses).

There are no other new standards and interpretations that are not yet effective and that would be expected to have a material impact on the group in the current or future reporting periods and on foreseeable future transactions.

(v)	Changes to presentation

Classification of expenses

Immuron Limited decided in the current financial year to change the classification of its expenses in the consolidated statement of profit or loss and other comprehensive income. We believe that this will provide more relevant information to our stakeholders as it more in line with common practice in the industries Immuron Limited is operating in. The comparative information has been reclassified accordingly.

Expenses are now presented in the consolidated statement of profit or loss and other comprehensive income by 'function' rather than 'nature'. A breakdown of 'general and administrative expenses' is provided in note 3.

The reclassification did not have an impact on the statement of profit or loss and other comprehensive income.

Classification of interest received and interest paid

Immuron Limited decided in the current financial year to change the classification of interest received and interest paid in the consolidated statement of cash flows from operating to investing and financing activities, respectively. The comparative information has been reclassified accordingly, including as presented in Note 17.

Error correction to the notes to consolidated financial statements

The improvements in the internal control environment as set out in Item 15 Management's Completed Action identified the below errors.

(i)	Accounting and audit fees previously disclosed under 'corporate administrative costs' for June 30, 2018 and 30 June 2017 were $222,973 and $146,007 respectively. This category no longer exists with the change in presentation. Accounting and audit fees disclosed under the new expense classification category 'general and administrative expenses' in note 3 for June 30, 2018 and 30 June 2017 are $555,996 and $457,676, respectively.

(ii)

Segments reporting profit/(loss) previously disclosed for HyperImmune Products and Unallocated for June 30, 2018 was $1,010,288 and $(3,613,116) respectively. The amounts disclosed in note 16 for June 30, 2018 are $573,942 and $(3,176,770). Previously unallocated selling and marketing expenses have now been allocated to HyperImmune products.

Segments reporting profit/(loss) previously disclosed for Research and development and Unallocated for June 30, 2017 was $(3,394,040) and $(3,794,814) respectively. The amounts disclosed in note 16 for June 30, 2017 are $(3,030,359) and $(4,158,495). Expenses previously allocated to Research and development have now been moved to Unallocated in connection to the expense reclassification as mentioned above.

The errors identified were determined not to be material however have been revised in the June 30, 2019 financial statements as part of the reclassification adjustments noted above.

The errors did not have an impact on the statement of profit or loss and other comprehensive income.

Previously issued Financial Statements

Reclassification:

Statement of Comprehensive Income:

	For the year ended June 30,
	2018		2018	2017		2017
	AUD$	Reclassification	Reclassified	AUD$	Reclassification	Reclassified
Revenue:
Operating Revenue	1,842,909	-	1,842,909	1,396,197	-	1,396,197
Total Operating Revenue	1,842,909	-	1,842,909	1,396,197	-	1,396,197
Cost of Goods Sold	(418,693)	-	(418,693)	(337,546)	-	(337,546)
Gross Profit	1,424,216	-	1,424,216	1,058,651	-	1,058,651
Sales and Marketing Costs	(282,241)	282,241	-	(407,751)	407,751	-
Freight Costs	(169,458)	169,458	-	(135,377)	135,377	-
Total Gross Profit less Direct Selling Costs	972,517	451,699	1,424,216	515,523	543,128	1,058,651

Other Income	1,850,401	(1,238)	1,849,163	1,614,373	(8,386)	1,605,987
Other gains/(losses) – net	-	95,167	95,167	-	(375,479)	(375,479)

Expenses:
Consulting, Employee and Director	(1,384,298)	1,384,298	-	(1,689,521)	1,689,521	-
Corporate Administration	(1,336,516)	1,336,516	-	(1,381,809)	1,381,809	-
Depreciation	(5,047)	5,047	-	(4,922)	4,922	-
Finance Costs	(18,857)	18,857	-	(24,483)	24,483	-
Impairment of Inventory	(163,600)	163,600	-	(136,494)	136,494	-
Marketing and Promotion	(370,699)	370,699	-	(789,608)	789,608	-
Research and Development	(2,257,224)	-	(2,257,224)	(4,630,674)	-	(4,630,674)
Travel and Entertainment	(297,606)	297,606	-	(276,539)	276,539	-
General and administrative expenses	-	(3,412,576)	(3,412,576)	-	(3,109,845)	(3,109,845)
Selling and marketing expenses	-	(686,714)	(686,714)	-	(1,271,526)	(1,271,526)
Finance income	-	1,238	1,238	-	8,386	8,386
Finance expenses	-	(24,199)	(24,199)	-	(89,654)	(89,654)
Loss for the period	(3,010,929)	-	(3,010,929)	(6,804,154)	-	(6,804,154)

Consolidated statement of Cash Flows

	2018		2018	2017		2017
	AUD$	Reclassification	Reclassified	AUD$	Reclassification	Reclassified
Cash flows Related to Operating Activities
Receipts from customers	1,601,619	-	1,601,619	1,413,676	-	1,413,676
Payments to suppliers and employees	(7,262,348)	-	(7,262,348)	(9,971,142)	-	(9,971,142)
Interest received	1,278	(1,278)	-	8,386	(8,386)	-
Interest and other costs of finance paid	(24,199)	24,199	-	(97,051)	97,051	-
Other - R&D Tax Concession Refund	2,156,206	-	2,156,206	1,615,043	-	1,615,043
Net Cash Flows Used In Operating Activities	(3,527,444)	22,921	(3,504,523)	(7,031,088)	88,665	(6,942,423)

Cash Flows Related to Investing Activities
Payment for purchases of plant and equipment	(6,594)	-	(6,594)	(5,696)	-	(5,696)
Interest received	-	1,278	1,278	-	8,386	8,386
Net Cash Flows (Used In)/From Investing Activities	(6,594)	1,278	(5,316)	(5,696)	8,386	2,690

Cash Flows Related to Financing Activities
Proceeds from issues of securities	5,472,200	-	5,472,200	12,525,067	-	12,525,067
Capital raising costs	(733,152)	-	(733,152)	(2,132,422)	-	(2,132,422)
Proceeds from borrowings	500,000	-	500,000	500,000	-	500,000
Repayment of borrowings	(865,864)	-	(865,864)	(2,191,593)	-	(2,191,593)
Interest and other costs of finance paid	-	(24,199)	(24,199)	-	(97,051)	(97,051)
Net Cash Flows From Financing Activities	4,373,184	(24,199)	4,348,985	8,701,052	(97,051)	8,604,001

Net increase in cash and cash equivalents	839,146	-	839,146	1,664,268	-	1,664,268
Cash and cash equivalents at the beginning of the year	3,994,924	-	3,994,924	2,290,639	-	2,290,639
Effects of exchange rate changes on cash and cash equivalents	(106,640)	-	(106,640)	40,017	-	40,017
Cash and Cash Equivalents at the End of the Year	4,727,430	-	4,727,430	3,994,924	-	3,994,924

The reclassifications had no impact on the net loss for each period.

This note provides a list of the significant accounting policies adopted in the preparation of these consolidated financial statements to the extent they have not already been disclosed in the other notes above. These policies have been consistently applied to all the years presented, unless otherwise stated. The financial statements are for the group consisting of Immuron Limited and its subsidiaries.

Summary of significant accounting policies

The following is a summary of the material accounting policies adopted by the Company in the preparation of the financial report. The accounting policies have been consistently applied, unless otherwise stated.

(b)	Principles of consolidation

The consolidated financial statements include the accounts of the Company and its wholly and majority-owned subsidiaries. Inter-company transactions and balances, including profit from inter-company sales not yet realized outside of the Company, have been eliminated upon consolidation.

Subsidiaries are all entities (including structured entities) over which the group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date that control ceases.

The acquisition method of accounting is used to account for business combinations by the Group.

Intercompany transactions, balances and unrealised gains on transactions between group companies are eliminated. Unrealised losses are also eliminated unless the transaction provides evidence of an impairment of the transferred asset. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

(c)	Segment reporting

Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision maker. This has been identified as the chief executive officer.

(d)	Foreign currency translation

(i)	Functional and presentation currency

Items included in the financial statements of each of the Group's entities are measured using the currency of the primary economic environment in which the entity operates (the 'functional currency'). The consolidated financial statements are presented in Australian dollar ($), which is Immuron Limited's functional and presentation currency.

(ii)	Transactions and balances

Foreign currency transactions are translated into the functional currency using the exchange rates at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies at year end exchange rates are generally recognized in profit or loss.

Foreign exchange gains and losses that relate to borrowings are presented in the consolidated statement of profit or loss and other comprehensive income, within finance costs. All other foreign exchange gains and losses are presented in the consolidated statement of profit or loss and other comprehensive income on a net basis within other gains/(losses).

Non-monetary items that are measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined. Translation differences on assets and liabilities carried at fair value are reported as part of the fair value gain or loss. For example, translation differences on non-monetary assets and liabilities such as equities held at fair value through profit or loss are recognized in profit or loss as part of the fair value gain or loss and translation differences on non-monetary assets such as equities classified as at fair value through other comprehensive income are recognized in other comprehensive income.

(iii)	Group companies

The results and financial position of foreign operations (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

●	assets and liabilities for each consolidated statement of financial position presented are translated at the closing rate at the date of that consolidated statement of financial position;

●	income and expenses for each consolidated statement of profit or loss and consolidated statement of profit or loss and other comprehensive income are translated at average exchange rates (unless this is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and

●	all resulting exchange differences are recognized in other comprehensive income.

(e)	Revenue recognition

Sale of hyperimmune products

Revenue from the sale of hyperimmune products are recognized at a point in time. The performance obligation is satisfied when the customer has access and thus control of the product.

Financing components

The group does not expect to have any contracts where the period between the transfer of the promised goods or services to the customer and payment by the customer exceeds one year. As a consequence, the group does not adjust any of the transaction prices for the time value of money.

Previous accounting policy for revenue recognition

Revenue recognition policy applicable prior to 1 July, 2018:

Revenue is measured at the fair value of the consideration received or receivable. Amounts disclosed as revenue are net of returns, trade allowances, rebates and amounts collected on behalf of third parties.

The company recognizes revenue when the amount of revenue can be reliably measured, it is probable that future economic benefits will flow to the entity and specific criteria have been met for each of the company's activities. The amount of the revenue is not considered to be reliably measured until all contingencies relating to the sale have been resolved.

(f)	Government grants

Grants from the government are recognized at their fair value where there is a reasonable assurance that the grant will be received and the group will comply with all attached conditions. The Group's research and development (R&D) activities are eligible under an Australian government tax incentive for eligible expenditure. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. Amounts are recognized when it has been established that the conditions of the tax incentive have been met and that the expected amount can be reliably measured.

(g)	Income tax

The income tax expense or credit for the period is the tax payable on the current period's taxable income based on the applicable income tax rate for each jurisdiction adjusted by changes in deferred tax assets and liabilities attributable to temporary differences and to unused tax losses.

The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the end of the reporting period in the countries where the company and its subsidiaries and associates operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred income tax is also not accounted for if it arises from initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit or loss. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the end of the reporting period and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled.

Deferred tax assets are recognized only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses.

Current and deferred tax is recognized in profit or loss, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively.

(h)	Leases

Leases in which a significant portion of the risks and rewards of ownership are not transferred to the group as lessee are classified as operating leases (note 13). Payments made under operating leases (net of any incentives received from the lessor) are charged to profit or loss on a straight-line basis over the period of the lease.

(i)	Impairment of assets

An impairment loss is recognized for the amount by which the asset's carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset's fair value less costs of disposal and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (cash-generating units). Non-financial assets other than goodwill that suffered an impairment are reviewed for possible reversal of the impairment at the end of each reporting period.

(j)	Cash and cash equivalents

For the purpose of presentation in the consolidated statement of cash flows, cash and cash equivalents includes cash on hand, deposits held at call with financial institutions, other short-term, highly liquid investments with original maturities of three months or less that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value, and bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities in the consolidated statement of financial position.

(k)	Trade receivables

Trade receivables are recognized initially at fair value and subsequently measured at amortised cost using the effective interest method, less loss allowance. See note 8 for further information about the group's accounting for trade receivables and note 20(b) for a description of the group's impairment policies.

(l)	Inventories

Raw materials and stores, work in progress and finished goods

Raw materials and stores, work in progress and finished goods are stated at the lower of cost and net realizable value. Cost comprises direct materials, direct labor and an appropriate proportion of variable and fixed overhead expenditure, the latter being allocated on the basis of normal operating capacity. Costs are assigned to individual items of inventory on the basis of weighted average costs. Costs of purchased inventory are determined after deducting rebates and discounts. Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

(m)	Investments and other financial assets

(i)	Classification

From 1 July 2018, the Group classifies its financial assets in the following measurement categories:

●	those to be measured subsequently at fair value (either through other comprehensive income (OCI) or through profit or loss); and

●	those to be measured at amortised cost.

The classification depends on the Group's business model for managing the financial assets and the contractual terms of the cash flows.

For assets measured at fair value, gains and losses will either be recorded in profit or loss or OCI. For investments in equity instruments that are not held for trading, this will depend on whether the group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income (FVOCI).

(ii)	Recognition and derecognition

Regular way purchases and sales of financial assets are recognized on trade-date, the date on which the group commits to purchase or sell the asset. Financial assets are derecognized when the rights to receive cash flows from the financial assets have expired or have been transferred and the group has transferred substantially all the risks and rewards of ownership.

(iii)	Measurement

At initial recognition, the group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss.

(iv)	Impairment

From 1 July 2018, the group assesses on a forward looking basis the expected credit losses associated with its debt instruments carried at amortised cost and FVOCI. The impairment methodology applied depends on whether there has been a significant increase in credit risk.

For trade receivables, the group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables, see note 20(b) for further details.

(v)	Accounting policies applied until June 30, 2018 Classification

Until June 30, 2018, the group classified its financial assets in the following categories:

●	financial assets at fair value through profit or loss;

●	loans and receivables;

●	held-to-maturity investments; and

●	available-for-sale financial assets.

The classification depended on the purpose for which the investments were acquired. Management determined the classification of its investments at initial recognition and, in the case of assets classified as held-to-maturity, re-evaluated this designation at the end of each reporting period.

Impairment

See note 20(b) for a description of the group's impairment policies.

(vi)	Income recognition Interest income

Interest income is recognized using the effective interest method. When a receivable is impaired, the group reduces the carrying amount to its recoverable amount, being the estimated future cash flow discounted at the original effective interest rate of the instrument, and continues unwinding the discount as interest income. Interest income on impaired loans is recognized using the original effective interest rate.

(n)	Property, plant and equipment

Property, plant and equipment is stated at historical cost less depreciation. Historical cost includes expenditure that is directly attributable to the acquisition of the items.

Subsequent costs are included in the asset's carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the group and the cost of the item can be measured reliably. The carrying amount of any component accounted for as a separate asset is derecognized when replaced. All other repairs and maintenance are charged to profit or loss during the reporting period in which they are incurred.

Depreciation is calculated using the straight-line method to allocate their cost or revalued amounts, net of their residual values, over their estimated useful lives or, in the case of leasehold improvements and certain leased plant and equipment, the shorter lease term as follows:

●	Plant and equipment	3 - 15 years
●	Furniture and fittings	3 - 15 years
●	Computer equipment	2 - 5 years

The assets' residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated recoverable amount (note 1(i)).

Gains and losses on disposals are determined by comparing proceeds with carrying amount. These are included in profit or loss.

(o)	Intangible assets

(i)	Research and development

Expenditure on research activities, undertaken with the prospect of obtaining new scientific or technical knowledge and understanding, is recognized in the consolidated statement of profit or loss and other comprehensive income as an expense when it is incurred.

Expenditure on development activities, being the application of research findings or other knowledge to a plan or design for the production of new or substantially improved products or services before the start of commercial production or use, is capitalised if it is probable that the product or service is technically and commercially feasible, will generate probable economic benefits, adequate resources are available to complete development and cost can be measured reliably. Other development expenditure is recognized in the consolidated statement of profit or loss and other comprehensive income as an expense as incurred.

(p)	Trade and other payables

These amounts represent liabilities for goods and services provided to the group prior to the end of financial year which are unpaid. The amounts are unsecured and are usually paid within 30 days of recognition. Trade and other payables are presented as current liabilities unless payment is not due within 12 months after the reporting period. They are recognized initially at their fair value and subsequently measured at amortised cost using the effective interest method.

(q)	Employee benefits

(i)	Short-term obligations

Liabilities for wages and salaries, including non-monetary benefits, annual leave and accumulating sick leave that are expected to be settled wholly within 12 months after the end of the period in which the employees render the related service are recognized in respect of employees' services up to the end of the reporting period and are measured at the amounts expected to be paid when the liabilities are settled. The liabilities are presented as current employee benefit obligations in the statement of financial position.

(ii)	Other long-term employee benefit obligations

In some countries, the Group also has liabilities for long service leave and annual leave that are not expected to be settled wholly within 12 months after the end of the period in which the employees render the related service. These obligations are therefore measured as the present value of expected future payments to be made in respect of services provided by employees up to the end of the reporting period using the projected unit credit method.

Consideration is given to expected future wage and salary levels, experience of employee departures and periods of service. Expected future payments are discounted using market yields at the end of the reporting period of high-quality corporate bonds with terms and currencies that match, as closely as possible, the estimated future cash outflows. Remeasurements as a result of experience adjustments and changes in actuarial assumptions are recognized in profit or loss.

The obligations are presented as current liabilities in the statement of financial position if the entity does not have an unconditional right to defer settlement for at least twelve months after the reporting period, regardless of when the actual settlement is expected to occur.

(iii)	Share-based payments

Share-based compensation benefits are provided to employees via the 'executive share and option plan' (ESOP). Information relating to these schemes is set out in note 18.

Employee options

The fair value of options granted under the ESOP is recognized as a share-based payment expense with a corresponding increase in equity. The total amount to be expensed is determined by reference to the fair value of the options granted:

-	including any market performance conditions (e.g. the company's share price);

-	excluding the impact of any service and non-market performance vesting conditions (e.g. profitability, sales growth targets and remaining an employee of the company over a specified time period); and

-	including the impact of any non-vesting conditions (e.g. the requirement for employees to save or holdings shares for a specific period of time).

The total expense is recognized over the vesting period, which is the period over which all of the specified vesting conditions are to be satisfied. At the end of each period, the entity revises its estimates of the number of options that are expected to vest based on the non-market vesting and service conditions. It recognizes the impact of the revision to original estimates, if any, in profit or loss, with a corresponding adjustment to equity.

(r)	Contributed equity

Ordinary shares are classified as equity.

Incremental costs directly attributable to the issue of new shares or options are shown in equity as a deduction, net of tax, from the proceeds.

(s)	Loss per share

(i)	Basic loss per share

Basic loss per share is calculated by dividing:

●	the loss attributable to owners of the company, excluding any costs of servicing equity other than ordinary shares

●	by the weighted average number of ordinary shares outstanding during the financial year, adjusted for bonus elements in ordinary shares issued during the year.

(ii)	Diluted loss per share

Diluted loss per share adjusts the figures used in the determination of basic loss per share to take into account:

●	the after income tax effect of interest and other financing costs associated with dilutive potential ordinary shares, and

●	the weighted average number of additional ordinary shares that would have been outstanding assuming the conversion of all dilutive potential ordinary shares.

(t)	Goods and services tax (GST)

Revenues, expenses and assets are recognized net of the amount of associated GST, unless the GST incurred is not recoverable from the taxation authority. In this case it is recognized as part of the cost of acquisition of the asset or as part of the expense.

Receivables and payables are stated inclusive of the amount of GST receivable or payable. The net amount of GST recoverable from, or payable to, the taxation authority is included with other receivables or payables in the consolidated statement of financial position.

Cash flows are presented on a gross basis. The GST components of cash flows arising from investing or financing activities which are recoverable from, or payable to the taxation authority, are presented as operating cash flows.

Changes in accounting policies

This note explains the impact of the adoption of IFRS 9 Financial Instruments and IFRS 15 Revenue from Contracts with Customers on the group's financial statements.

IFRS 9 Financial Instruments – impact of adoption

IFRS 9 Financial Instruments replaces IAS 39 Financial Instruments: Recognition and Measurement for annual periods beginning on or after 1 January 2018, bringing together all three aspects of the accounting for financial instruments: classification and measurement, impairment and hedge accounting. The adoption of this standard has not materially impacted the amounts disclosed in these financial statements.

(i)	Classification and measurement

Except for certain trade receivables, under IFRS 9, the group initially measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs.

Under IFRS 9, debt financial instruments are subsequently measured at fair value through profit or loss (FVPL), amortised cost, or fair value through other comprehensive income (FVOCI). The classification is based on two criteria: the group's business model for managing the assets; and whether the instruments' contractual cash flows represent 'solely payments of principal and interest' on the principal amount outstanding (the 'SPPI criterion').

The new classification and measurement of the group's debt financial assets are as follows:

●	Debt instruments at amortised cost for financial assets that are held within a business model with the objective to hold the financial assets in order to collect contractual cash flows that meet the SPPI criterion. This category comprises trade and other receivables.

The assessment of the group's business models was made as of the date of initial application, 1 July 2018 and then applied retrospectively to those financial assets that were not derecognized before 1 July 2018. The assessment of whether contractual cash flows on debt instruments are solely comprised of principal and interest was made based on the facts and circumstances as at the initial recognition of the assets. There has been no adjustment made to the amounts disclosed as a result of the application of this standard.

(ii)	Impairment of financial assets

The adoption of IFRS 9 has altered the group's accounting for impairment losses for financial assets by replacing IAS 39's incurred loss approach with a forward-looking expected credit loss (ECL) approach.

IFRS 9 requires the group to record an allowance for ECLs for all loans and other debt financial assets not held at FVPL.

ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the group expects to receive. The shortfall is then discounted at an approximation to the asset's original effective interest rate.

For trade and other receivables, the group has applied the standard's simplified approach and has calculated ECLs based on lifetime expected credit losses. The group has established a provision matrix that is based on the group's historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment.

The adoption of the ECL requirements of IFRS 9 has not resulted in any material change in impairment allowances of the group's debt financial assets.

IFRS 9 Financial Instruments – accounting policies applied from 1 July 2018

Trade receivables

The accounting policies applied by the group from 1 July 2018 are set out in note 1(k).

Investments and other financial assets

The accounting policies applied by the group from 1 July 2018 are set out in note 1(m).

IFRS 15 Revenue from Contracts with Customers – impact of adoption

IFRS 15 supersedes IAS 11 Construction Contracts, IAS 18 Revenue and related interpretations and it applies to all revenue arising from contracts with customers, unless those contracts are in the scope of other standards. The new standard has been applied as at 1 July 2018 using the modified retrospective approach and establishes a five-step model to account for revenue arising from contracts with customers. Under IFRS 15, revenue is recognized at an amount that reflects the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. The standard requires entities to exercise judgement, taking into consideration all of the relevant facts and circumstances when applying each step of the model to contracts with their customers. The standard also specifies the accounting for the incremental costs of obtaining a contract and the costs directly related to fulfilling a contract. The adoption of IFRS 15 has not impacted the amounts disclosed within the financial statements.

IFRS 15 Revenue from Contracts with Customers – accounting policies applied from 1 July 2018

Revenue recognition

The accounting policies applied by the group from 1 July 2018 are set out in note 1(e).

Critical Accounting Estimates and Judgments

Management evaluates estimates and judgments incorporated into the financial statements based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both internally and externally.

Share-based payments

The value attributed to share options and remunerations shares issued is an estimate calculated using an appropriate mathematical formula based on an option pricing model. The choice of models and the resultant option value require assumptions to be made in relation to the likelihood and timing of the conversion of the options to shares and the value of volatility of the price of the underlying shares.

Impairment of inventories

The provision for impairment of inventories assessment requires a degree of estimation and judgement. The level of the provision is assessed by taking into account the recent sales experience, the ageing of inventory, and in particular, the shelf life of inventories that affects obsolescence. Expected shelf-life is reassessed on a regular basis with reference to stability tests which are conducted by an expert engaged by the Company.

Inventory split

During the current financial period, management has performed an assessment on its raw materials and their utilization within 12 months from reporting date and have determined A$225,765 (2018: A$198,585) of raw materials relating to Colostrum is expected to be consumed within 12 months and the remaining balance of A$1,862,063 (2018: A$2,171,867) is expected to be consumed after 12 months from reporting date.

During the year ended June 30, 2018, management determined that a portion of its inventory should be reclassified on a prospective basis as a noncurrent asset as a result of a strategic decision made by management in the intended use of its inventory. The Company decided to terminate all plans to sell the colostrum powder to secondary markets as a result of the continued scientific evidence supporting an extended shelf life. The extended shelf life provides the Company with the assurance that colostrum will be consumed through the production of its current Travelan and Protectyn products throughout future reporting periods.

Provision for employee benefits

Provision for employee benefits represents amounts accrued for annual leave and long service leave. The current portion for this provision includes the total amount accrued for annual leave entitlements and the amounts accrued for long service leave entitlements that have vested due to employees having completed the required period of service. Refer to note 1(q) for policies on provisions.

R&D tax incentive

The Group's research and development activities are eligible under an Australian Government tax incentive for eligible expenditure from July 1, 2011. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme.

For the year ended June 30, 2019 the Group has recorded other income of A$531,005 (2018: A$1,849,123) to recognize this amount which relates to this financial year.

Fair value measurement hierarchy

The preparation of the financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts in the financial statements. Management continually evaluates its judgments, estimates in relation to assets, liabilities, contingent liabilities, revenue and expenses. Management bases its judgments, estimates, and assumptions on historical experience and on other various factors, including expectations of future events, management believes to be reasonable under the circumstances. The resulting accounting judgments and estimates will seldom equal the related actual results. The judgments, estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed within the relevant sections where applicable.

The fair value of the convertible notes classified as Level 3 were determined by the use of valuation model. These include discounted cash flow analysis and the use of observable inputs that required significant adjustments based on unobservable inputs.